REGISTRATION RIGHTS AGREEMENT


                  THIS REGISTRATION RIGHTS AGREEMENT ("Agreement") is dated as of November 28, 2000 between U.S. ENERGY SYSTEMS, INC., a Delaware corporation (the "Company") and the persons identified on Schedule A annexed hereto (such person, together with the persons to whom the benefit of this agreement may be properly assigned, collectively referred to as the "Holders" and each individually, a "Holder").


                                    RECITALS


                  I. Pursuant to, among other things, that certain Agreement and Plan of Reorganization and Merger dated as of November 28, 2000, by and among the Company, USE Acquisition Corp. and Zahren Alternative Power Corporation, as may be amended from time to time (the "Merger Agreement"), the Company has agreed to provide the Holders certain registration rights with respect to the shares of the Company's Common Stock (a) issued pursuant to the Merger Agreement, (b) issued and issuable upon the conversion of the Company's Series C Convertible Preferred Stock issued pursuant to the Merger Agreement (the
"Preferred  Stock"),  (c)  issued and  issuable  upon  exercise  of the Series C
Redeemable Common Stock Purchase Warrants issued pursuant to the Merger Agreement (the "Series C Warrants"), and (d) issued or issuable upon exercise of the Company's Series B Warrants (the "Series B Warrants") to Purchase Common Stock that may be acquired by stockholders of Zapco prior to or contemporaneously with the Effective Date (all of such shares of Common Stock being referred to herein as the "Restricted Shares").

                  II. Capitalized terms used but not otherwise defined herein shall have the meanings ascribed thereto in the Merger Agreement.


                                    AGREEMENT


                  NOW, THEREFORE, in consideration of the premises and covenants set forth in the Subscription Agreement, the parties agree as follows:

                  1.       INCIDENTAL (PIGGYBACK) REGISTRATION RIGHTS.

                           (a) Subject to  the limitations  set  forth  in  this
Agreement, if the Company at any time more than twelve months after the Effective Date (or earlier (but in no event earlier than nine months after the Effective Date) if the Company in good faith believes that the registration statement referred to below will continue to be in effect and effective after the first anniversary of the Effective Date) and prior to the tenth anniversary of the Effective Date proposes to file on its behalf or on behalf of any other Person (the "Other Person")a registration statement (a "Registration Statement") under the Securities Act of 1933, as amended (the "Securities Act"), on any form (other than a Registration Statement on Form S-4 or S-8 or any successor form not available for registering the Restricted Shares, or any form for securities to be offered in a transaction of the type referred to in Rule 145 under the Securities Act or to employees of the Company pursuant to any employee benefit plan, respectively) for the general registration of securities to be sold for cash with respect to its Common Stock or any other class of equity security (as defined in Section 3(a) (11) of the Securities Exchange Act of 1934, as amended) of the Company, it will give written notice to the Holders at least thirty (30) days before the initial filing with the Securities and Exchange Commission (the "Commission") of such Registration Statement, which notice shall set forth the intended method of disposition of the securities proposed to be registered by the Company. The notice shall offer to include in such filing the aggregate number of shares of Restricted Shares as the Holders may request subject to the limitations set forth in this Agreement.

                  (b) If any Holder desires to have Restricted Shares registered under this Section 1, such Holder shall advise the Company in writing within fifteen (15) days after the date of receipt of such offer from the Company, setting forth the amount of such Restricted Shares for which registration is requested. The Company shall thereupon include in such filing the number of shares of Restricted Shares for which registration is so requested; provided that nothing herein shall prevent the Company from abandoning or delaying any such registration at any time. In the event that the proposed registration by the Company is, in whole or in part, an underwritten public offering of securities of the Company, the Company shall not be required to include any of the Restricted Shares in such underwriting unless the Holder agrees to accept the offering on the same terms and conditions as the shares of Common Stock, if any, otherwise being sold through underwriters under such registration, and provided, further, that if the managing underwriter advises the Company that the inclusion of all Restricted Shares proposed to be included by the Holders in the underwritten public offering and other issued and outstanding shares of Common Stock proposed to be included therein by the persons other than the Holders (the "Other Shares") would jeopardize the success of the Company's offering, then the Company shall be required to include in the offering (in addition to the number of shares to be sold by the Company and the Other Person) only that number of Restricted Shares that the managing underwriter believes will not jeopardize the success of the Company's offering and the number of Restricted Shares and Other Shares not included in such underwritten public offering shall be reduced pro rata based upon the number of shares of Restricted Shares and Other Shares requested by the holders thereof to be registered in such underwritten public offering. In the event the Company chooses a registration form which limits the size offering either in terms of the number of shares or dollar amount, the Company shall not be required to include in the offering (in addition to the number of shares to be sold by the Company) Restricted Shares which would exceed such limits.

                  (c) Notwithstanding anything to the contrary contained in this
Section 1, in the event that there is a firm commitment underwritten public offering of securities of the Company pursuant to a registration covering Restricted Shares and a Holder does not elect to sell such Holder's Restricted Shares to the underwriters of the Company's securities in connection with such offering (and the Company nonetheless permits such shares to be registered pursuant to such registration statement), such Holder shall refrain from selling such Restricted Shares so registered pursuant to this Section 1 during the period of distribution of the Company's securities by such underwriters and the period in which the underwriting syndicate participates in the after market;
provided, however, that such Holder shall, in any event, be entitled to sell such Holder's Restricted Shares commencing on the 90th day after the effective date of such registration statement.


                  2.       DEMAND REGISTRATION RIGHTS.

                           (a) If  at  any time  at least  12 months  after  the
Effective Date and prior to the tenth anniversary of the Effective Date (the "Registration Period"), the Company shall receive a written request or requests from the Holders of Restricted Shares holding at least 33 1/3% of the then remaining Restricted Shares (including for the purposes of such computation the shares of Common Stock previously issued upon exercise or conversion of the
Series B   Warrants  and Series  C Warrants  (collectively, the "Warrants") and
Preferred Stock , as the case may be, and the shares of Common Stock then issuable upon exercise or conversion of the Warrants and Preferred Stock, as the case may be) with an aggregate market value (based on the last reported sales price of the Common Stock as of the business day immediately preceding the date that such demand is made) of not less than $750,000 (a "Registration Request") that the Company effect the registration on Form S-3, of all or any portion of the Restricted Shares owned by such holder(s), the Company will, if eligible to do so on such form: (i) promptly give written notice of the proposed registration to all other Holders of Restricted Shares from whom a request has not been received; and (ii) shall use reasonable efforts to cause the Restricted Shares to be registered under the Securities Act and to promptly effect and comply with all such requirements as may be necessary to permit the sale or other transfer of such Restricted Shares. The Company shall not be obligated to (x) conduct a special audit of its financial statements, unless the Commission requests such special audit or in the case the Holders seeking the registration of such Restricted Shares undertake to pay the costs associated with such audit nor to (y) file and cause to become effective more than three registration statements in which Restricted Shares are to be sold pursuant
to  this  Section   2(a)  (the   "Quantity Requirement).

                  (b) Notwithstanding the foregoing, the Company may, for a period not to exceed 90 days (the "Delay Period") postpone the filing the registration statement if the Company determines in good faith that such registration (i) might interfere with or affect the negotiation or completion of any material transaction that is being pursued by the Company (whether or not a final decision has been made to effect such transaction) or (ii) involve initial or continuing disclosure obligations that might not be in the best interests of the Company's stockholders; provided, however, that the Delay Periods in any twelve consecutive months may not exceed 180 consecutive days. If, after a registration statement becomes effective, the Company advises the Holders of Restricted Shares registered pursuant to such registration statement that the Company considers it appropriate for the registration statement to be amended, the Holders of Restricted Shares that have so been registered shall suspend immediately any further sales of such shares until the Company advises them that the registration statement has been amended, provided, however, that the Company shall, in good faith, amend such registration statement as promptly as it deems appropriate and provided, further, that the period in which such offers and sales shall be suspended shall be added to the distribution period calculated pursuant to Section 3(c) herein.

                  (c) In the event that after making a Registration Request, the person(s) making the request (i) withdraw same, (ii) do not include (or withdraw) their Restricted Shares from the Registration Statement to be filed or filed pursuant to such request or (iii) do not comply with Section 3(b) hereof, such request shall nonetheless be counted in calculating whether the Quantity Requirement has been satisfied.

                  3.       REGISTRATION PROCEDURES.

                           (a)      In connection  with  the filing  of a
registration statement pursuant hereto, the Company will:

                           (i)      prepare and file with the Commission a
registration statement with respect to such securities and use its reasonable efforts to cause such registration statement to become and remain effective for the period of distribution contemplated thereby (as determined pursuant to Section 3(c) herein);

                           (ii)  prepare  and  file  with  the  Commission  such
amendments and supplements to such registration statement and the prospectus used in connection therewith as may be necessary to keep such registration statement effective (and to remain effective for the period of distribution contemplated thereby (as determined pursuant to Section 3(c) herein)) and to comply with the provisions of the Securities Act with respect to the sale or other disposition of all securities covered by such registration statement;

                           (iii) furnish to the Holders (except as may otherwise
be expressly provided or as the context requires, the term Holders as used in this Section 3(a) shall refer only to those persons whose securities are being registered) such number of copies of a summary prospectus or other prospectus, including a preliminary prospectus, in conformity with the requirements of the Securities Act, and such other documents, as the Holders may reasonably request;

                           (iv) use its  reasonable  efforts  to register or
qualify the securities covered by such registration statement under such other securities or blue sky laws of such jurisdictions within the United States as the Holders of such securities shall reasonably request (provided, however, the Company shall not be obligated to qualify as a foreign corporation to do business under the laws of any jurisdiction in which it is not then qualified or to file any general consent to service or process), and do such other reasonable acts and things as may be required of it to enable the Holders to consummate the disposition in such jurisdiction of the securities covered by such registration statement;

                           (v) enter  into  customary  agreements (including an
underwriting agreement in customary form) and take such other actions as are reasonably required in order to expedite or facilitate the disposition of such Common Stock and as shall be required in connection with the action taken by the Company; and

                           (vi) promptly notify in  writing the Holders  of  the
happening of any event, during the period of distribution, as a result of which the registration statement includes an untrue statement of a material fact or omits to state any material fact required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances then existing (in which case, if so requested by the Company in writing, the Holders shall promptly take action to cease making any offers of the Restricted Shares until receipt and distribution of a revised or supplemental prospectuses).

                  (b) In connection with any registration hereunder, the Holder will (i) prior to or contemporaneously with issuing a Registration Request or notifying the Company of such Holder's intent to include Restricted Shares in a registration statement to be filed by the Company, agree in writing (such writing to be in form and substance reasonably satisfactory to the Company) to, in the case of the Preferred Stock and the Warrants, convert or exercise, as the case may be, the securities necessary to provide such Holder that number of shares of Common Stock to be sold pursuant to the registration statement not later than immediately prior to the effective date of such registration statement, (ii) furnish the Company in writing such information with respect to such Holder and the proposed distribution by such Holder as reasonably requested by the Company and all such information necessary in order to assure compliance with Federal and applicable state securities laws and (iii) if the Holder elects to sell the Restricted Shares to underwriters, enter into an agreement with the managing underwriters in such form and containing such provisions as are customary in the securities business for such an arrangement between major underwriters and companies of the Company's size and investment stature, provided that such agreement shall not contain any provisions applicable to the Company which are inconsistent with the provisions hereof and, provided further, that the time and place of the closing of such agreement shall be as mutually agreed upon between the Company and the managing underwriter.

                  (c) For purposes of Section 3(a) hereof, the period of distribution of Restricted Shares in a firm commitment underwritten public offering shall be deemed to extend until each underwriter has completed the distribution of all securities purchased by it (but in no event more than twelve months from the effective date of such registration statement), and the period of distribution of Restricted Shares in any other registration shall be deemed to extend until the earlier of the sale of all Restricted Shares covered thereby or twelve months after the effective date thereof. The Company shall not be required to keep a registration statement current after the expiration of the distribution period with respect to the securities registered pursuant to such registration statement.

                  (d) In connection with a distribution of Restricted Shares effected pursuant to a registration statement on a non-underwritten basis, the Holders shall provide the Company with information regarding the status of their sales of such Restricted Shares, as and when such information is requested by the Company.

                  4.       EXPENSES.

                  (a) All expenses  incurred in complying  with this  Agreement, including, without limitation, all registration and filing fees, printing expenses, fees and disbursements of counsel for the Company, fees and disbursements of legal counsel to the Holders (whose securities are being registered), if any, (which fees and disbursements shall not exceed $3,000 in the aggregate for any registration of Restricted Shares pursuant to this Agreement (the "Permitted Amount")) and expenses (including attorneys' fees) of complying with the securities or blue sky laws of any jurisdictions, except to the extent required to be paid by participating selling security holders by state securities or blue sky laws, and except as provided by Section 2(a) herein, shall be paid by the Company.

                  (b) Notwithstanding anything to the contrary herein, the Holders whose securities are being registered (and not the Company) shall be liable for (i) fees and disbursements of legal counsel to the Holders to the extent same exceed the Permitted Amount, (ii) all fees, discounts and commissions to any underwriter or broker, if any, and (iii) all transfer taxes, if any.

                  5.       INDEMNIFICATION.

                           (a) INDEMNIFICATION  BY THE COMPANY.  In the event of
any registration of any Restricted Shares under the Securities Act pursuant to this Agreement, the Company shall indemnify and hold harmless the Holders, each underwriter of the Restricted Shares, if any, each such broker or any other person, if any, who controls any of the foregoing persons, within the meaning of the Securities Act, against any losses, claims, damages or liabilities, joint or several, to which any of the foregoing persons may become subject under the Securities Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon an untrue statement of a material fact contained in the Registration Statement under which such Restricted Shares were registered under the Securities Act, any final prospectus contained therein, or any amendment or supplement thereto, or arise out of or are based upon the omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading or, with respect to any final prospectus, necessary to make the statements therein in light of the circumstances under which they were made, not misleading; and shall reimburse the Holders, such underwriter, broker and each such controlling person for any legal expenses reasonably incurred by any of them in connection with defending any such loss, claim, damage, liability or action; provided, however, that the Company shall not be obligated to so indemnify the Holders, such underwriter, broker or any such controlling person insofar as such loss, claim, damage or liability arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission made in said Registration Statement, said final prospectus or said amendment or supplement in reliance upon and in conformity with information furnished to the Company or such underwriter or broker by one or more of the Holders in writing for use in preparation thereof.

                  (b) INDEMNIFICATION BY HOLDERS. Before Restricted Shares held by the Holders shall be included in any Registration Statement pursuant to this Agreement, the Holder whose Restricted Shares are being registered shall indemnify and hold harmless (in the same manner and to the same extent as set forth in Section 5(a) hereof for the indemnification of the Holders by the Company) the Company, each director of the Company, each officer of the Company who shall sign such Registration Statement and any person who controls the Company within the meaning of the Securities Act, with respect to any untrue statement or omission from such Registration Statement or final prospectus contained therein or any amendment or supplement thereto, if such untrue statement or omission was (i) made in reliance upon and in conformity with information furnished to the Company by such Holder in writing for use in the preparation of such Registration Statement, final prospectus or amendment or supplement or (ii) contained in any Registration Statement which was utilized by such Holder or any controlling person or affiliate of the Holder after the Holder was notified, in accordance with Section 3(a)(vi) hereof, that such Registration Statement contained an untrue statement of a material fact or omitted to state any material fact.

                  (c) INDEMNIFICATION PROCEDURES. Promptly after receipt by an indemnified party of notice of the commencement of any action involving a claim referred to in this Section 5, such indemnified party will, if a claim in respect thereof is made against any indemnifying party, give written notice to the latter of such claim and/or the commencement of such action. In case any such action is brought against an indemnified party, the indemnifying party will be entitled to participate in and assume the defense thereof, jointly with any other indemnifying party similarly notified to the extent that it may wish, with counsel reasonably satisfactory to such indemnified party, and after notice from the indemnifying party to such indemnified party of its election to assume the defense thereof, the indemnifying party shall be responsible for any legal or other expenses subsequently incurred by the latter in connection with the defense thereof, provided that if any indemnified party shall have reasonably concluded that there may be one or more legal defenses available to such indemnified party which conflict in any material respect with those available to the indemnifying party, or that such claim or litigation involves or could have an effect upon matters beyond the scope of the indemnity agreement provided in this Section 5, such indemnifying party shall reimburse such indemnified party and shall not have the right to assume the defense of such action on behalf of such indemnified party and such indemnifying party shall reimburse such indemnified party and any person controlling such indemnified party for that portion of the fees and expenses of any counsel retained by the indemnified party which are reasonably related to the matters covered by the indemnity agreement provided in this Section 5. The indemnifying party shall not make any settlement of any claims indemnified against thereunder without the written consent of the indemnified party or parties, which consent shall not be unreasonably withheld. Notwithstanding the foregoing provisions of this Section

5, if pursuant to an underwritten public offering of the Common Stock, the Company, the Holders and the underwriters enter into an underwriting or purchase agreement relating to such offering which contains provisions covering indemnification among the parties thereto in connection with such offering, the indemnification provisions of this Section 5 shall be deemed inoperative for purposes of such offering.

                  6.       CERTAIN LIMITATIONS ON REGISTRATION RIGHTS.

                           Notwithstanding  the  other provisions  of  this
Agreement, the Company shall not be obligated to register the Restricted Shares of a Holder if, in the opinion of counsel to the Company, the sale or other disposition of such Holder's Restricted Shares may be effected pursuant to Rule 144(k) (including the related provisions of Rule 145) promulgated under the Securities Act.

                  7.       MISCELLANEOUS.

                           (a) NOTICE GENERALLY. Any notice, demand, request,
consent, approval, declaration, delivery or other communication hereunder to be made pursuant to the provisions of this Agreement shall be sufficiently given or made if in writing and either (i) delivered in person with receipt acknowledged,
(ii) delivered by reputable overnight courier, telecopied and confirmed separately in writing by a copy mailed as follows or (iii) sent by registered or certified mail, return receipt requested, postage prepaid, addressed as follows (or such other address as may be designated by notice given pursuant to this Section 7):

 if to the Company, at    U.S. Energy Systems, Inc.
                          One North Lexington Avenue, 4th Floor
                          White Plains, New York 10601
                          Attention: President

     with a copy to       Robinson Brog Leinwand Greene Genovese & Gluck P.C.
                          1345 Avenue of the Americas
                          New York, New York 10105-0143
                          Attn: Allen J. Rothman, Esq.

if to the Holders, at     the address of the Major Shareholder Agent (as
                          defined in the Indemnification Agreement) set forth in
                          Section 19 of the Indemnification Agreement.


The Company shall have no liability for the failure of any Holder to notify Company of a Holder=s address change.

                  (b) SUCCESSORS AND ASSIGNS. This Agreement shall inure to the benefit of and be binding upon the successors and assigns of each of the parties hereto; provided, however, that, the Holders' rights hereunder may not be assigned or transferred without the prior written consent of the Company, which may be withheld in the Company's sole and absolute discretion.

                  (c) GOVERNING LAW. This Agreement shall be governed by the laws of the State of Delaware, without regard to the provisions thereof relating to choice of laws.

                  (d) SEVERABILITY. Wherever possible, each provision of this Agreement shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Agreement shall be prohibited by or invalid under applicable law, such provisions shall be ineffective to the extent of such prohibition or invalidity, without invalidating the remainder of such provision or the remaining provisions of this Agreement.

                  (e) ENTIRE AGREEMENT; AMENDMENTS. This Agreement constitutes the entire agreement of the parties with respect to the subject matter hereof. This Agreement may not be modified or amended except by a writing executed by
(i) the Company and (ii) holders of a majority of the Restricted Shares then outstanding.

                  (f) COUNTERPARTS. This Agreement may be executed in any number of separate counterparts, each of which shall collectively and separately, constitute one agreement.

                  (g)  EFFECTIVE   DATE.   This  Agreement  shall  be  effective
beginning with the Effective Date and no party hereto shall have any rights or obligations hereunder until such time.

                  (h) DEFINITION OF RESTRICTED SHARES. Notwithstanding anything to the contrary herein the term "Restricted Shares" shall not include shares of Common Stock that are (i) disposed of in accordance with a registration statement filed pursuant to this Agreement or (ii) distributed to the public pursuant to Rule 144 under the Securities Act.

                  (i) ADDITIONAL HOLDERS. The persons who are stockholders of Zahren Alternative Power Corporation as of the date of the Merger Agreement may, prior to the Effective Date and subject to applicable law, become parties to this Agreement with respect to the Restricted Shares issuable to them pursuant to the Merger Agreement. In such event, the Company is authorized to amend Schedule A annexed hereto to give effect to such addition.

                  IN WITNESS WHEREOF, the Company and the Holders have executed this Agreement as of the date first above written.

                            U.S. ENERGY SYSTEMS, INC.


                            By: /s/ Goran Mornhed
                                    ------------------------
                                    Goran Mornhed, President



HOLDER

/s/ Bernard J. Zahren
------------------------------------
    Bernard J. Zahren


Finova Mezzanine Capital Corp.


By: /s/ Kevin Pearce
------------------------------------


AJG Financial Services, Inc.


By: /s/ Mark Strauch
-----------------------------------


Environmental Opportunities Fund


By: /s/ Kenneth Leung
-----------------------------------


Environmental Opportunities Fund Cayman


By: /s/ Kenneth Leung
-------------------------------------


/s/ Frederic Rose
------------------------------------
    Frederic Rose

M&R Associates


By: /s/ Frederic Rose
--------------------------------

/s/ Martin F. Laughlin
------------------------------------
    Martin F. Laughlin

/s/ Richard J. Augustine
------------------------------------
    Richard J. Augustine

/s/ Michael Carolan
------------------------------------
    Michael J. Carolan

                                   Schedule A

Name and Address of Holder

Bernard J. Zahren
the address of the Major  Shareholder  Agent
(as defined in the Indemnification Agreement) set forth in Section 19 of the Indemnification Agreement.


Finova Mezzanine Capital Corp.
the address of the Major Shareholder Agent
(as defined in the Indemnification Agreement) set forth in Section 19 of the Indemnification
Agreement.


AJG Financial Services, Inc.
the address of the Major Shareholder Agent
(as defined in the Indemnification Agreement) set forth in Section 19 of the Indemnification
Agreement.

Environmental  Opportunities Fund
the address of the Major Shareholder Agent
(as defined in the Indemnification Agreement) set forth in Section 19 of the Indemnification Agreement.


Environmental Opportunities Fund Cayman the address of the Major Shareholder Agent
(as defined in the Indemnification Agreement) set forth in Section 19 of the Indemnification Agreement.

Frederic Rose
the address of the Major Shareholder Agent
(as defined in the Indemnification Agreement) set forth in Section 19 of the Indemnification Agreement.

M&R Associates
the address of the Major Shareholder Agent
(as defined in the Indemnification Agreement) set forth in Section 19 of the Indemnification Agreement.

Martin F. Laughlin
the address of the Major Shareholder Agent
(as defined in the Indemnification Agreement) set forth in Section 19 of the Indemnification Agreement.


Richard J. Augustine
the address of the Major Shareholder Agent
(as defined in the Indemnification Agreement) set forth in Section 19 of the Indemnification Agreement.


Michael J. Carolan
the address of the Major Shareholder Agent
(as defined in the Indemnification Agreement) set forth in Section 19 of the Indemnification Agreement.